UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant    [X]

Filed by a Party other than the Registrant    [_]

Check the appropriate box:

[_]	Preliminary Proxy Statement

[_]	Confidential, for Use of the Commission Only (as permitted by Rule 14A-6(E)(2))

[_]	Definitive Proxy Statement

[X]	Definitive Additional Materials

[_]	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

MEREDITH CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required

[_]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[_]	Fee paid previously with preliminary materials.

[_]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Shareowner Services P.O. Box 64945 St. Paul, MN 55164-0945

MEREDITH CORPORATION

ANNUAL MEETING OF SHAREHOLDERS

Wednesday, November 6, 2013

10:00 a.m.

Directions to attend the Annual Meeting where you
may vote in person can be found on our Web site,
www.meredith.com/meredith_corporate/findus.html

Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to be Held on November 6, 2013

Notice is hereby given that the Annual Meeting of Shareholders of Meredith Corporation will be held at 1716 Locust Street, Des Moines, Iowa on November 6, 2013 at 10:00 a.m. Central Standard Time.

This is not a ballot. You cannot use this Notice to vote your shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Proxy Statement and Annual Report are available at www.idelivercommunications.com/proxy/mdp.

If you want to receive a paper copy or an e-mail with links to the electronic materials you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side of this Notice on or before October 23, 2013 to facilitate timely delivery.

Matters intended to be acted upon at the meeting are listed below.

The Board of Directors recommends that you vote FOR each of the nominees for director and FOR Proposals 2 and 3:

1.	To elect three Class III directors for terms expiring in 2016;

2.	To approve, on an advisory basis, the executive compensation program for the Company’s named executive officers as described in this Proxy Statement;

3.	To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending June 30, 2014

4.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

THIS IS NOT A FORM FOR VOTING

You may immediately vote your proxy on the Internet at:

www.proxypush.com/mdp

●	Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 11:59 p.m. (CT) on November 5, 2013.

●	Please have this Notice and the last four digits of your Social Security Number or Tax Identification Number available. Follow the instructions to vote your proxy.

Your Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

To request paper copies of the proxy materials, which include the proxy card,
Proxy Statement and Annual Report, please contact us via:

:	Internet – Access the Internet and go to www.idelivercommunications.com/proxy/mdp. Follow the instructions to log in and order copies.

(	Telephone – Call us free of charge at 877-847-4696 in the U.S. or Canada to order copies. Please have available the 11-digit control # located in the box in the upper right-hand corner on the front of this Notice.

*	E-mail – Send us an e-mail at ideliver@afpi.com with “MDP Materials Request” in the subject line. The e-mail must include:

	•	Your full name and the 11-digit control # located in the box in the upper right-hand corner on the front of this Notice.

	•	Your preference to receive printed materials via mail -or- to receive an e-mail with links to the electronic materials.

	•	If you choose e-mail delivery you must include your e-mail address.

	•	If you would like this election to apply to delivery of material for all future meetings, write the word “Permanent.”